SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 24, 2000


                     QWEST COMMUNICATIONS INTERNATIONAL INC.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


        000-22609                                         84-1339282
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(Commission File Number)                      (IRS Employer Identification No.)



1801 California Street         Denver, Colorado                        80202
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(Address of principal executive offices)                            (Zip Code)


        Registrant's telephone number, including area code: 303-992-1400


                                 Not Applicable
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          (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

On October 24, 2000, the Registrant reported its financial results for the third quarter of 2000. A copy of the press release announcing the same is attached as
Exhibit 99.1 to this Current Report on Form 8-K.

On October 24, 2000, the Registrant hosted a conference call with financial analysts and reporters during which it discussed its announced financial results and provided guidance regarding its expected results for future periods and the synergies it expects to achieve from its acquisition of U S WEST, Inc. ("U S WEST"). As previously announced, the webcast of the call (live and replay) is accessible on the Registrant's website. On the call the Registrant announced the following (all numbers are approximate):

o It was raising guidance for sequential revenue growth (for the 4th quarter of 2000 over the 3rd quarter of 2000) to 4.5% to 5%, an increase from the 3.5% to 4% guidance given in September 2000.

o It was comfortable with its previously announced guidance for revenues of $18.8 billion to $19.1 billion in 2000 and $21.3 billion to $21.7 billion in 2001. The 2000 revenue estimates include approximately $155 million in revenues divested in connection with the acquisition of U S WEST.

o It was comfortable with its previously announced guidance for EBITDA (earnings before interest, taxes, depreciation and amortization) of $7.4 in 2000 and $8.5 billion to $8.7 billion in 2001.

o It was on track to meet previously announced targets of 15% to 17% CAGR (compounded annual growth rate) for revenue and almost 20% CAGR for EBITDA from 2000 to 2005.

o Internet and data revenue, which grew more than 50% (for the 3rd quarter of 2000 over the 3rd quarter of 1999) on a pro forma normalized basis, constituted almost 23% of total revenues for the 3rd quarter of 2000, putting it on line to meet previously announced guidance of 22% to 24% of total revenues for 2000 and ahead of the previously announced plan to reach 44% of total revenue by 2005.

o While seasonality in its business might affect gross margins in any specific quarter, it expects the overall gross margin trend to improve, exceeding 65% by the end of 2001.

o It expected SG&A (selling, general and administrative expenses) as a percentage of revenue to increase slightly as a result of increased investments in wireless, DSL and sales activities, partially offset by workforce reductions and scale and efficiency improvements.

o     It expected SG&A as a percentage of revenue to be 25% to 26% in 2001.

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o     It expected EBITDA margins to continue increasing to 40% in 2001.

o It expected depreciation expense of $2.8 billion in 2000, increasing by one-third in 2001.

o Its current intangibles allocation was: $35.9 billion of intangibles with a 40 year life; $3.4 billion of intangibles with a ten year life; and $100 million of intangibles with a three year life. It expected any changes going forward would be relatively minor.

o It was comfortable with existing guidance on interest expense ($1.1 billion for 2000).

o Because of non-deductible goodwill and intangible amortization, its effective tax rate was 54% for the 3rd quarter of 2000. Without giving effect to that item, the effective tax rate was 37.4%, which was an appropriate rate for planning purposes going forward.

o It expected the number of diluted shares to increase by 3% in 2001 (as compared to 2000).

o It was increasing guidance on EPS (earnings per share) to be $0.54 to $0.58 for 2000 (from previously announced guidance of $0.35 to $0.40), with cash EPS of about two times EPS.

o It expected capital expenditure to be about $9 billion for 2000 and $9.5 billion in 2001, as previously announced.

The pro forma normalized consolidated statements of operations of the Registrant for the years ended December 31, 1998 and December 31, 1999, and for each of the quarters ended March 31, 1999, June 30, 1999, September 30, 1999, December 31, 1999, March 31, 2000, June 30, 2000, and September 30, 2000, giving effect to the acquisition of U S WEST, are attached to this Current Report on Form 8-K as
Exhibit 99.2.

The Registrant also announced that it will be hosting a meeting with financial analysts from 8:00 A.M. to 3:30 P.M. on October 31, 2000. A webcast of the meeting (live and replay) will be accessible on its website at www.qwest.com/about/ir.

FORWARD-LOOKING STATEMENT WARNING

This Current Report on Form 8-K contains projections and other forward-looking statements that involve risks and uncertainties. These statements may differ materially from actual future events or results. Readers are referred to the documents filed by Qwest and U S WEST with the SEC, specifically the most recent reports which identify important risk factors that could cause actual results to differ from those contained in the forward-looking statements, including potential fluctuations in quarterly results, volatility of the Registrant's stock price, intense competition in the communications services market, changes in demand for the Registrant's products and services, dependence on new product development and acceleration of the deployment of advanced new services, such as broadband data, wireless and video services, which could require substantial expenditure of financial and other resources in excess of contemplated levels, rapid and significant changes in technology and markets, adverse changes in the

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regulatory or legislative environment affecting the Registrant's business and delays in the Registrant's ability to provide interLATA services within its 14-state local service territory, failure to maintain rights of way, and failure to achieve the projected synergies and financial results expected to result from the acquisition of U S WEST timely or at all and difficulties in combining the operations of Qwest and U S WEST.

This Current Report on Form 8-K and the attachments may include analysts' estimates and other information prepared by third parties. The Registrant assumes no responsibility for any information prepared by third parties. The Registrant undertakes no obligation to update the information contained on its website or in this Current Report on Form 8-K, to review or confirm analysts' expectations or estimates or to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

The contents of the Registrant's website shall not be deemed to be incorporated by reference into this Current Report on Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


         Exhibit 99.1    Press release of the Registrant dated October 24, 2000.

         Exhibit 99.2 Pro forma, normalized consolidated statements of operations of the Registrant.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          QWEST COMMUNICATIONS INTERNATIONAL INC.



DATE: October 24, 2000    By:  /s/ YASH A. RANA
                              -------------------------------------------------
                              Yash A. Rana
                              Associate General Counsel and Assistant Secretary


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                                  EXHIBIT INDEX



         Exhibit 99.1    Press release of the Registrant dated October 24, 2000.

         Exhibit 99.2 Pro forma, normalized consolidated statements of operations of the Registrant.



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